SUPPLEMENT DATED MAY 4, 2018

FIRST INVESTORS TAX EXEMPT FUNDS PROSPECTUS
DATED MAY 1, 2018

IMPORTANT NOTICE REGARDING FUND REORGANIZATIONS

On April 19, 2018, the Board of Trustees (the “Board”) of the First Investors Tax Exempt Funds (the “Tax Exempt Trust”) approved a Plan of Reorganization and Termination (the “Plan”) pursuant to which the First Investors Tax Exempt Funds listed below, each a series of the Tax Exempt Trust, would be reorganized into First Investors Tax Exempt Opportunities Fund (“Tax Exempt Opportunities Fund”), also a series of the Tax Exempt Trust.  Each of these transactions is referred to in this supplement as a Reorganization.

Reorganization of State Tax Exempt Funds into Tax Exempt Opportunities Fund

Shareholders of each Tax Exempt Fund listed below will be asked to consider and approve the Plan at special meetings of shareholders expected to be held during the third calendar quarter of 2018.  Each of these funds is referred to in this supplement as a State Tax Exempt Fund.

First Investors Connecticut Tax Exempt Fund
First Investors Massachusetts Tax Exempt Fund
First Investors Michigan Tax Exempt Fund
First Investors Minnesota Tax Exempt Fund
First Investors North Carolina Tax Exempt Fund
First Investors Ohio Tax Exempt Fund
First Investors Pennsylvania Tax Exempt Fund
First Investors Virginia Tax Exempt Fund

State Tax Exempt Fund shareholders will receive, prior to the shareholder meeting for that State Tax Exempt Fund, a Prospectus and Proxy Statement that will describe, among other things, the investment objectives, policies and risks of each Fund in that Reorganization and the terms of the Plan.  If the Plan is approved by shareholders of a State Tax Exempt Fund, the Reorganization, with respect to that State Tax Exempt Fund, will take place during the third or fourth calendar quarter of 2018 and, pursuant to the Plan, Class A, Class B, Advisor Class and Institutional Class shares of that State Tax Exempt Fund held by each shareholder of that State Tax Exempt Fund will be exchanged for Class A, Class B, Advisor Class and Institutional Class shares, respectively, of Tax Exempt Opportunities Fund with the same aggregate net asset value as the shareholder had in the State Tax Exempt Fund as of the scheduled close of regular trading on the New York Stock Exchange on the closing date of the Reorganization.  Upon the completion of the Reorganization for a State Tax Exempt Fund, shareholders of that State Tax Exempt Fund will become shareholders of Tax Exempt Opportunities Fund and that State Tax Exempt Fund will then be terminated.  Shareholders of each State Tax Exempt Fund will vote separately with respect to the Plan for the Reorganization of that State Tax Exempt Fund and the Reorganization of a State Tax Exempt Fund is not contingent on the Reorganization of any other State Tax Exempt Fund.  Each State Tax Exempt Fund will continue sales, redemptions and exchanges of its shares as described in its prospectus until the closing date of its Reorganization.

The exchange of shares in each Reorganization is intended to be a tax-free transaction for federal income tax purposes and, as such, is not expected to be considered a taxable event. It is anticipated that no sales loads, commissions or other transaction fees will be imposed on shareholders of any of the State Tax Exempt Funds in connection with the Reorganizations.

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Please retain this Supplement for future reference.

TEP518